SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 25, 2005

                         Timberland Bancorp, Inc.
                         ------------------------
           (Exact name of registrant as specified in its charter)


       Washington                 0-23333                  91-1863696
 ------------------------        ----------               --------------
State or other jurisdiction     Commission              (I.R.S. Employer
Of incorporation                File Number             Identification No.)


624 Simpson Avenue, Hoquiam, Washington                   98550
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number (including area code) (360) 533-4747



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors, or Principal Officers, Election of
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Directors; Appointment of Principal Officers
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     The Registrant announced that on October 25, 2005 Richard R. Morris, Jr.
resigned from the Boards of Directors of the Registrant and its financial institution subsidiary, Timberland Bank. Mr. Morris's resignation is not in connection with any known disagreements with the Registrant on any matter.

     A copy of the press release announcing Mr. Morris's resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

        (c)    Exhibits

         99.1  Press Release of Timberland Bancorp, Inc. dated October 27,
               2005.

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   TIMBERLAND BANCORP,INC.


DATE:  October 27, 2005            By:/s/Michael R. Sand
                                      --------------------------------
                                      Michael R. Sand
                                      President and Chief Executive Officer


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                                Exhibit 99.1

       Press Release of Timberland Bancorp, Inc. dated October 27, 2005

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          Timberland Bancorp, Inc. Announces Director Resignation

HOQUIAM, Wash. - October 27, 2005 - Timberland Bancorp, Inc. (Nasdaq: TSBK) ("Company"), the holding company for Timberland Bank ("Bank"), today reported that Richard R. Morris, Jr. has resigned from the Boards of Directors of the Company and the Bank effective as of the close of business on October 25, 2005.

Timberland's President and CEO Michael Sand said, "I would like to thank Dick for his valued contributions to the Company and the Bank during his 13 years of service. He brought a great deal of experience to the Boards and we will miss his insight and perspective. We are indebted to Dick for sharing some of his retirement years to further the interests of the Bank."

The Bank owns and operates 21 branches in the state of Washington in Hoquiam, Aberdeen, Ocean Shores, Montesano, Elma, Olympia, Lacey, Panorama, Tumwater, Yelm, Puyallup, Edgewood, Tacoma, Spanaway (Bethel Station), Gig Harbor, Poulsbo, Silverdale, Auburn, Winlock, and Toledo.


Disclaimer
This report contains certain "forward-looking statements." The Company desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is including this statement for the express purpose of availing itself of the protection of such safe harbor with forward looking statements. These forward-looking statements may describe future plans or strategies and include the Company's expectations of future financial results. Forward-looking statements are subject to a number of risks and uncertainties that might cause actual results to differ materially from stated objectives. These risk factors include but are not limited to the effect of interest rate changes, competition in the financial services market for both deposits and loans as well as regional and general economic conditions. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements. The Company's ability to predict results or the effect of future plans or strategies is inherently uncertain and undue reliance should not be placed on such statements.

CONTACT:
Timberland Bancorp, Inc.
Michael Sand, President & CEO or Dean Brydon, CFO 360/533-4747

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